UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                       Date of Report: September 20, 2010


                            The X-Change Corporation
        (Exact name of small business issuer as specified in its charter)

                        Commission File Number: 002-41703

         Nevada                                                90-0156146
(State of incorporation)                                (IRS Employer ID Number)

12655 North Central Expressway, Suite 1000 Dallas TX             75243
     (Address of principal executive offices)                  (Zip Code)

                                 (972) 386-7350
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR230.425)

[ ] Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17
    CFR 240.14a 12)

[ ] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 8.01 - OTHER EVENTS

PROSPECTIVE ACQUISITION

On September 20, 2010, The X-Change Corporation (Company) announced that the Company has signed an agreement to acquire Cybertel USA, Inc., based in Los Angeles, California, for $800,000 cash payable to the shareholders of Cybertel USA in exchange for 100% of the issued and outstanding stock of Cybertel USA, Inc. The closing of this transaction remains subject to the completion of appropriate due diligence by all parties.

Cybertel USA sells a software-based office telephone system commonly known as a "virtual office" phone system. The system uses the internet to deliver all the features of a PBX without the costly set-up and expensive hardware found in such systems. Cybertel's virtual system seamlessly integrates multiple locations and remote employees, supporting home and traditional offices and companies that have employees working in both types of locations. Cybertel USA's system offers free unlimited long distance calling anywhere in the US and Canada, free local number per user, 24/7 customer support, a virtual office and virtual receptionist menu, and support for mobile and "landline" phones.

In addition, Cybertel USA offers voicemail, conference calling, call on hold, and many other features. Subscribers can transfer their existing number or choose a regular or toll-free number in the US or in 32 other countries. To facilitate international dialing, Cybertel USA offers low-rate calling cards with PIN-less dialing.

TICKER SYMBOL

As disclosed in a previous Current Report on Form 8-K for the Company's reverse stock split, FINRA Operations, effective June 1, 2010, no longer changes a Company's ticker symbol for entities that are requesting a name change. In the event that an entity is doing a reverse or forward split, a "D" will be placed on the ticker symbol for 20 business days. After 20 business days, "D" will be dropped and the symbol will revert back to its original format. It is anticipated that the Company's temporary symbol of "XCHCD" will revert to the original symbol, "XCHC", in the near future.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description of Exhibit
-----------        ----------------------

  99.1        September 20, 2010 Press Release

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         THE X-CHANGE CORPORATION


Dated: September 20, 2010                By: /s/ Haviland Wright
                                             -----------------------------------
                                                                 Haviland Wright
                                                     Chief Executive Officer and
                                                  Acting Chief Financial Officer

                                       2